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                        SUPPLEMENT DATED JUNE 19, 2003

                               TO iSHARES, INC.

                        iSHARES MSCI SERIES PROSPECTUS

               DATED JANUARY 1, 2002 (AS REVISED MARCH 25, 2003)

   The information in this Supplement replaces and updates the information in, and should be read in conjunction with, the iShares, Inc. Prospectus dated December 1, 2002 (as revised March 25, 2003) relating to the iShares MSCI Series (the "Funds").

The following paragraph replaces the paragraph titled "Possible Claim" on page 82 of the Prospectus.

   iShares, Inc. (the "Company") has reached a settlement in an action in the U.S. District Court for the Northern District of Illinois. In the action, a company named Mopex, Inc. and a company named Realtimemutualfunds.com alleged that the actions of the Company and others infringed a patent held by Mopex, and that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. The patent itself was found to be invalid in a related action to which the Company was not a party. In the settlement, the plaintiffs' claims and allegations are dismissed with prejudice, and neither the Company nor any other defendant will pay any compensation to the plaintiffs.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                BGI-A-002-04003